SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                 FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported) July 14, 2000




                       MILLER BUILDING SYSTEMS, INC.
          (Exact name of registrant as specified in its charter)




                                 Delaware
      (State or other jurisdiction of incorporation or organization)




                  0-14651                    36-3228778
     (Commission File number)     (I.R.S. Employer Identification No.)




              58120 County Road 3 South
              P.O. Box 1283
              Elkhart, Indiana                          46515
             (Address of principal executive offices)           (Zip Code)



                              (219) 295-1214
          (Registrant's telephone number, including area code)





PART II

Item 5.    Other Events


     Pursuant to instruction F of Form 8-K, the information contained in the press release as Exhibit 99.1 (related to an indication of interest with respect to the acquisition of Miller) and Exhibit 99.2 (relating to incorrectly release news about Miller) hereto is hereby incorporated by reference in answer to Item 5 of this Form 8-K.










































                                     2


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                MILLER BUILDING SYSTEMS, INC.

Date: July 14, 2000

                                By:  \Thomas J. Martini
                                     Thomas J. Martini,
                                     Secretary and Treasurer















                                     3
                             LIST OF EXHIBITS


Exhibit
Number

99.1 Press release dated July 14, 2000, announcing that it has received two indications of interest with respect to the acquisition of Miller.


99.2 Press release dated July 14, 2000, reporting that Reuters and possibly other news services, incorrectly released certain news about Miller.





                                     4

                                                       Exhibit 99.1

                                        Miller Building Systems, Inc.
                                        P.O. Box 1283
                                        Elkhart, Indiana  46515
                                        (219) 295-1214
                                        FAX (219) 295-2232


FOR IMMEDIATE RELEASE

( MBSI - NASDAQ )

July 14, 2000

                      MILLER BUILDING SYSTEMS, INC.
                     RECEIVES INDICATIONS OF INTEREST

Elkhart, Indiana, July 14, 2000 -- Miller Building Systems, Inc. (NASDAQ - MBSI) announced today that it has received two indications of interest with respect to the acquisition of Miller. These indications of interest were received after it entered into an agreement in principle with Modtech Holdings, Inc. (NASDAQ -
MODT) for Modtech to acquire 100% of Miller's common stock for $8.05 in cash per share.

Management of Miller, along with its Board of Directors, is reviewing the materials received from these two public companies. Ed Craig, the Chief Executive Officer and Chairman of Miller, stated that, "We are currently analyzing these indications of interest with a view to maximize stockholder value. However, I, along with the other members of our senior management, continue to work with Modtech, as they complete their due diligence on our company and the parties continue negotiations toward a definitive agreement."

Miller Building Systems, Inc. through its subsidiaries, markets, designs, fabricates, and distributes building modules. A broad variety of applications serve the public and private business sectors with uses in commercial, institutional and telecommunications markets. The subsidiaries of Miller Buildings Systems, Inc. operate from five manufacturing plants in the continental United States. Miller Building Systems, Inc. is a public company trading on the NASDAQ under the symbol MBSI.

Some of the statements in this press release may constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements.

                                   # # #
For further information contact:

 Edward C. Craig            Rick J. Bedell           Thomas J. Martini
 Chairman and Chief     or  President           or   Secretary and Treasurer
 Executive Officer
 (219) 295-1214             (219) 295-1214           (219) 295-1214










                                                       Exhibit 99.1

                                        Miller Building Systems, Inc.
                                        P.O. Box 1283
                                        Elkhart, Indiana  46515
                                        (219) 295-1214
                                        FAX (219) 295-2232


FOR IMMEDIATE RELEASE

( MBSI - NASDAQ )

July 14, 2000

                      MILLER BUILDING SYSTEMS, INC.
                          INCORRECT NEWS RELEASE

Elkhart, Indiana, July 14, 2000 -- Miller Building Systems, Inc. (NASDAQ - MBSI) learned that earlier today Reuters, and possibly other news services, incorrectly released certain news about Miller. Miller received two indications of interest to acquire the Company subsequent to accepting an offer from Modtech Holdings, Inc. (NASDAQ - MODT). However, neither of these indications of interest should be deemed to be an offer as reported by the new services.

Miller Building Systems, Inc. through its subsidiaries, markets, designs, fabricates, and distributes building modules. A broad variety of applications serve the public and private business sectors with uses in commercial, institutional and telecommunications markets. The subsidiaries of Miller Building Systems, Inc. operate from five manufacturing plants in the continental United States. Miller Building Systems, Inc. is a public company trading on the NASDAQ under the symbol MBSI.

Some of the statements in this press release may constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements.

                                   # # #
For further information contact:

 Edward C. Craig             Rick J. Bedell            Thomas J. Martini
 Chairman and Chief    or    President           or    Secretary and Treasurer
 Executive Officer
 (219) 295-1214              (219) 295-1214            (219) 295-1214
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